                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ______________________________
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 15, 2005

                       Structured Obligations Corporation

             (Exact name of registrant as specified in its charter)

Delaware                             001-32013            13-3741177
(State or other jurisdiction of      (Commission File     (IRS Employer
incorporation or organization)       Number)              Identification Number)

         270 Park Avenue, New York, New York                   10013
         (Address of principal executive offices)            (Zip Code)
         Registrant's telephone number including area code (212) 834-6000.

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     []   Written  communications  pursuant to Rule 425 under the Securities Act
          (17CFR 230.425)

     []   Soliciting  material  pursuant to Rule 14a-12  under the  Exchange Act
          (17CFR 240.14a-12)

     []   Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
          Exchange Act (17CFR 240.14d-2(b))

     []   Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
          Exchange Act (17CFR 240.13e-4(c))

Section 8 -  Other Events

Item 8.01 Other Events.

         This current report on Form 8-K relates to a distribution made to holders of the Certificates issued by the Select Notes Trust LT 2003-3.

         Each issuer of an underlying security, or guarantor thereof, or successor thereto, as applicable, which represents ten percent (10%) or more of the aggregate principal amount of all securities held by the trust is subject to the information reporting requirements of the
         Securities Exchange Act of 1934, as amended (the "Exchange Act").
         Periodic reports and other information required to be filed pursuant to the Exchange Act, by an issuer of an underlying security, or guarantor thereof, or successor thereto, as applicable, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W.,
         Washington, D.C. 20549. The Commission also maintains a site on the
         World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering,
         Analysis and Retrieval system. Neither Structured Obligations
         Corporation nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Structured
         Obligations Corporation nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting an issuer of an underlying security, or guarantor thereof, or successor thereto, as applicable, or an underlying security have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Section 9- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits:

          1.   Trustee's  Report with respect to the June 15, 2005  Distribution
               Date for the Select Notes Trust LT 2003-3

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                       By:  /s/  Chad Parson
                                            Name:   Chad Parson
                                            Title:  Authorized Signatory

June 27, 2005

EXHIBIT INDEX

Exhibit                                                                     Page

   1      Trustee's Report with respect to the June 15, 2005                   5
          Distribution Date for the Select Notes Trust LT 2003-3

                                    Exhibit 1

To the Holders of:
Select Notes Trust LT 2003-3
Long Term Certificates  Series 2003-3
*CUSIP:  81619PAC1

U.S. Bank Trust National  Association,  as Trustee for the Select Notes Trust LT
2003-3  (the  "Trust"),  hereby  gives  notice with  respect to Interest  Period commencing on the day after May 16, 2005 to and including the June 15, 2005 (the
"Interest  Period") in respect of the June 15, 2005 Interest  Distribution  Date
(the "Interest Distribution Date") as follows:

1.   The amount of interest  received by the Trust during the Interest Period is as set forth  below  (each  Certificateholder's  pro rata  portion  of this amount is the amount to be included in such Certificateholder's Form 1099).

                                   $193,125.00

     a.   Per certificate  held amount of interest income to be included in Form
          1099 for the year ending December 31, 2005 is set forth below.

                                   $ 5.432489

2.   The total of all interest  distributed  to  Certificate  holders during the
     Interest Period is set forth below.

                                   $169,020.00

3.   Total amount of advances  made to the Trustee on the Interest  Distribution
     Date is

                                     $ 0.00

4.   The total  amount of  advances  repaid to the  Advancing  Party  during the
     Interest Period is

                                   $ 24,104.00

5.   The net total of repayments made during the Interest Period is

                                  $ 24,104.00

     a.   The net  amount  owed by the  Trust to the  Advancing  Party as of the
          Close of  business  on the  Interest  Distribution  Date is set  forth below.

                                  $ 525,830.00

6.   The total  amount of interest  expense paid to the  Advancing  Party on the
     Interest Distribution Date is set forth below (each Certificateholder's pro rata  portion of this  amount  should be  included  in a  footnote  to such
     Certificateholder's Form 1099 indicating that such amount should constitute investment  indebtedness  interest,  which can be deducted by non-corporate taxpayers to the extent of such net investment income).

                                     $ 0.00

     a.   Per certificate held amount of interest expense to be included in Form
          1099 for the year ending December 31, 2005 is set forth below.

                                     $ 0.00

7.   At the close of  business on the  Interest  Distribution  Date,  there were
     35,550 Certificates outstanding.

8. Payments made on Underlying Securities during the Interest period are as set forth below.

_________________________________________________________________________________________________________
Payment Date         Description of Underlying Security                        Principal    Interest
_________________________________________________________________________________________________________
06/15/2005           GE Global Insurance Holding Corporation 7.75% Notes due    $ 0.00   $ 116,250.00
                     June 15, 2030.
_________________________________________________________________________________________________________
06/15/2005           Verizon Maryland Inc. 5.125% Debentures, Series B, due     $ 0.00   $ 76,875.00
                     June 15, 2033.
_________________________________________________________________________________________________________

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

                                       5